Commitments	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
11. Commitments

a)	On February 22, 2016, the Company entered into a Release of Claims and Settlement Agreement with John R. Fitzpatrick, III, Steven Pfaff, and certain of the Company’s officers and directors. Pursuant to the settlement agreement, the parties discharged each other from all claims actions, demands, costs, losses, damages, and expenses relating to Mr. Fitzpatrick’s and Mr. Pfaff’s previous employment with the Company in consideration for an aggregate settlement amount of $200,000 in two installments. The Company and the directors also agreed to execute and deliver a pocket judgement against them which shall not be filed unless the Company fails to make the scheduled payments under the settlement agreement. On September 6, 2016, the company paid the remaining $150,000 to settle this dispute in full

b)	On October 5, 2017, the Company entered into a letter of intent for an acquisition of 100% equity of TruFood Provisions Co in exchange for 65% of US Highland’s issued and outstanding stock and $75,000. This letter shall terminate, unless extended by mutual written agreement, upon the earliest to occur of a) written notice by the Company to TruFood, b) execution of a purchase agreement, or c) January 31, 2018. As of December 31, 2017, the company had paid $30,000 as deposit for this acquisition and $45,000 in accounts payable for the remaining balance due.